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(Send Draft 5/7/2004)

                                 LOAN AGREEMENT

between

                        THE HOLLANDSCHE TRUST SWITZERLAND
                                 NO. IT 8953/98

                                 ("the lender")

                        GLENCAIRN GOLD MINE (PTY) LIMITED

                                ("the borrower")

                           CENTURION GOLD HOLDINGS INC

                               ("the shareholder")

                      CENTURION GOLD HOLDINGS (PTY) LIMITED

                          ("the associated company/s")

                                       AND

                                ("the sureties")

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1.    DEFINITIONS

      In this agreement unless the context clearly indicates a contrary intention the following expressions shall bear the meanings assigned to them below and cognate expressions shall bear corresponding meanings:

1.1         "the agreement" : this agreement;

1.2         "fixed rate" : a rate of 10% (ten percent) per annum;

1.3 "the Group" : the borrower, the shareholder and the associated companies;

1.5         "loan" : the loan referred to in clause 2;

1.6 "parties" : the lender, the borrower, the shareholder and the associated companies;

2.    THE LOAN

      The lender agrees to lend to the borrower who agrees to borrow from the lender an amount of $625000,00 at 6 rand to the united states dollar (six hundred and twenty five thousand dollars at exchange rate of six rand to the united states dollar) on the terms and conditions herein contained.

3.    ADVANCES

3.1 The loan shall be advanced by the lender to the borrower against submission of proof acceptable to the lender confirming that all the provisions of this Agreement have been complied with.

3.2 The loan amount shall be deposited into the bank account of the borrower at Standard Bank Limited, Rivonia South Africa branch, Acc. No 221499237.

4.    REPAYMENT

4.1         The loan shall be repaid on or before the 31st June 2005.

4.2 The borrower hereby acknowledges and agrees that the lender shall have the right to appropriate and allocate any monies received from the borrower to any indebtedness or obligation of the borrower to the lender as the lender may deem fit in its sole and absolute discretion, and the borrower hereby waives the right to name the debt to which any such monies may or shall in such event be allocated or appropriated.

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5.    RATE OF INTEREST

5.1 For the purposes of calculating interest in terms of this agreement a month shall be the period from the first day of a month to the last day of the month, both days inclusive.

5.2 The loan shall bear interest at the rate of 10 % per annum from the date that the loan is paid into the bank account of the borrower.

5.3 Interest shall be calculated on the balance of capital outstanding from day to day and is payable monthly in arrear on the last day of every successive month.

5.4 The first payment of interest shall be due and payable on the last day of the month during which the loan is deposited into the account of the borrower.

6.    CONDITIONS PRECEDENT

      It shall be a condition precedent to any advance whatsoever under this agreement that:

6.1 the shareholder, the associated company and the sureties shall have guaranteed the obligations of the borrower under this agreement in such form and subject to such terms and conditions as the lender may reasonably require;

6.2 as security for the obligations of the borrower under this agreement there shall be registered by the lender's conveyancers, in such form and subject to such terms and conditions as the lender may reasonably require a general notarial bond by the borrower, for the capital amount of $6250000,00 (six hundred and twenty five thousand united states dollars) as per clause 2 over all its movable assets, in favour of the lender plus additional costs;

7.    RESTRICTION OF USE OF LOAN

      The borrower shall use the loan solely as working capital at its Primrose operations and under no circumstances will be utilised to pay any loan accounts of the past or present shareholders.

8.    UNDERTAKINGS BY THE GROUP

8.1 The Group undertakes that as long as any amount is owing under the loan, it shall:

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8.1.1             allow the duly authorised representatives of the lender at all reasonable times to inspect its premises, works and equipment and its books, documents and records and to make extracts from or copies of the latter on the understanding that the information obtained from the borrower will remain confidential and restricted to the lender;

8.1.2 at all times insure with an insurer acceptable to the lender and keep insured to the satisfaction of the lender all its present and future insurable assets for such amounts and against such risks as the lender may from time to time require and will, if called upon to do so, cede the policies in respect of assets over which the lender holds security for the loan to the lender as collateral security. Should the borrower or the associated companies fail to effect any of the insurances required in terms of this agreement or to pay the premiums thereon when due, such failure shall constitute a breach of this agreement and the lender shall have the right to effect such insurances and to pay such premiums to the insurer concerned and to recover the amount so disbursed from the borrower together with interest at the prime overdraft rate;

8.1.3 furnish to the lender their audited annual financial statements, as soon as such documents are available, but within six months after the end of the financial year concerned;

8.1.4 at all times maintain the plant, buildings and machinery owned or used by them in good order and repair to the satisfaction of the lender;

8.1.5 not materially change the nature of their businesses which would have the effect of the borrower no longer being a bona fide operator of the gold mining operation at Primrose;

8.2         not without the prior written consent of the lender:

8.2.1             pay any dividends in cash;

8.2.2             repay any shareholders' loans;

8.2.3             pay any interest on shareholders' loans in cash; or

8.2.4 pay fees, salaries, remuneration, commission or emoluments of any kind whatsoever to its shareholders;

8.3 The borrower further undertakes that as long as any amount is owing under this loan, it shall not without the prior written consent of the lender dispose of any of the assets encumbered under the notarial bond or further mortgage, pledge or hypothecate, or in any other way further encumber any of the said assets.

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9.    UNDERTAKING BY THE SHAREHOLDER

      The shareholder undertakes that as long as any amount is owing under the loan, it shall give effect to the limitations on and undertakings of the Group as set out in this Agreement.

10.   RESTRICTION ON DISPOSAL OF SHARES

      The Group undertakes that until repayment of the loan in full -

10.1 the shareholder will not issue any further shares except as provided herein; and

10.2 the shareholder will not sell or in any other way dispose of any of its shares in the borrower;

      without the prior written consent of the lender, which consent shall not be unreasonably withheld.

11.   BREACH

11.1 Should the borrower fail for any reason whatsoever to make any payment of interest or any instalment of capital on due date or should any member of the Group commit any breach or fail to observe any of the provisions of this agreement, then -

11.1.1 without prejudice to the lender's rights under clause 14.2, the rate of interest applicable to the loan shall be increased to the alternative rate for the duration of such breach or failure; and

11.1.2 the full amount owing under the loan shall, failing rectification of such breach or failure within 14 (fourteen) days of having been given notice in writing by the lender of such breach or failure, forthwith and without any further notice become payable by the borrower and the lender shall be entitled to withhold any amount not yet advanced to the borrower.

11.2 Without prejudice to any right the lender may have under this agreement to demand repayment at any time, any amount owing under this agreement shall immediately and without notice become payable upon the happening of any of the following events which shall be deemed to be a breach of this agreement by the borrower namely, if -

11.2.1 any member of the Group is placed in liquidation or under judicial management, whether provisional or final, or a special resolution is passed for the winding-up of any member of the Group; or

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11.2.2            a judgment is entered against the borrower or the shareholder and the borrower or the shareholder fails within 14 (fourteen) days after becoming aware of such judgment either to satisfy the same or to apply for it to be set aside or to appeal against it and in the event of such application or appeal being unsuccessful, failing to make immediate payment; or

11.2.3 the borrower fails to utilise the loan or any portion thereof for the purpose for which it had been advanced; or

11.2.4 without the prior written consent of the lender, any member of the Group ceases to conduct its business.

12.   LIQUID DOCUMENT

12.1 The amount of the borrower's indebtedness to the lender in terms of this agreement at any time shall be determined and proved by a certificate signed by any one of the lender's authorised signatories whose appointment, qualification and authority need to be proved.

12.2        A certificate in terms of clause 12.1 shall be -

12.2.1 binding on the borrower as prima facie proof of the amount of the borrower's indebtedness hereunder;

12.2.2 valid as a liquid document against the borrower in any competent court for the purpose of obtaining provisional sentence against the borrower thereon.

13.      ISSUE OF SHARES

13.1 On signature hereof the shareholder shall issue to the lender free of any consideration 500 000 (five hundred thousand) shares in the shareholder. The said shares will be issued to the lender in terms of Rule 144 Restricted stock of the Securities Exchange Commission.

13.2 The parties record that the said shares will only be tradable with effect from one year of issuance date.

13.3 The lender shall be entitled to retain the aforesaid shares as its sole and absolute property regardless of whether or not the loan is repaid. The parties record that the shares represent the estimated loss of the opportunity cost of the lender selling its aflease shares to raise the capital for the loan.

13.4 In addition to the aforesaid, the shareholder shall on signature furnish the lender with a promissory note in terms of which the shareholder undertakes to issue to the lender in the event of the borrower failing to pay the capital or the capital becoming due and payable, shares in the shareholder to the value of the outstanding debt. The provisions of 12.2 shall apply as to the amount of the borrower's indebtedness.

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14.   SURETY

      The sureties hereby interpose and bind themselves as surety for and as co-principal debtor in solidum jointly and severally with the borrower in favour of the lender in respect of any claim arising out of this agreement or any cancellation thereof, under renunciation of the benefits of excussion, division and cession of action and of the benefit of all other exceptions which might or could be pleaded by them and they shall:

14.1 be bound by all acknowledgements and admission by the borrower;

14.2 not be entitled to be released here from by virtue of any variations or novation of this agreement, the release of any other security furnished by or on behalf of the borrower or any extension of time or other indulgence granted by the lender.

15.   CESSION OF LOAN ACCOUNT

15.1 The shareholder hereby cedes to the lender all its rights in and to its loan account in the borrower and being each and every sum of money which the borrower may now or at any time hereafter owe to the shareholder in respect of monies lent and advanced which monies the shareholder irrevocably undertakes not to withdraw from the borrower without the prior written consent of the lender.

15.2 The shareholder shall procure that the auditors of the borrower are advised of the cession and that same is noted in the books and financial statements of both the borrower and the shareholder.

15.3        This cession is given as a continuing covering security.

15.4 The shareholder and the borrower appoint the lender irrevocably as their agent with full and unlimited power to realise the rights ceded in terms of this cession in any way the lender may deem necessary.

16.   CESSION AND PLEDGE OF SHARES

16.1 As security for the proper and timeous performance by the borrower of all its obligations to the lender, the shareholder hereby pledges to the lender all right, title and interest whatever which the shareholder may have to and arising out of the shares held by it in the borrower.

16.2 The shares shall be regarded as pledge to the lender as a continuing covering security for all sums of money which the borrower may now or at any time hereafter owe to the lender.

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16.3        In order to perfect the pledge of the shares, the shareholders shall, simultaneously with the signing hereof, deliver to the lender the share certificates in respect of all the shares held by it in the borrower.

16.4 The shareholder warrants to the lender that it is the beneficial owner and holder of the shares and that no right of pre-emption or option exists or will exist in respect of the shares for so long as this agreement is enforced between the parties.

16.5 If the lender becomes entitled to claim payment from the borrower and/or the shareholder in respect of any of the obligations for which this pledge has been given, the lender shall be entitled without notice to the shareholder to acquire all or any of the pledged shares at a price equal to the fair value thereof which, in the absence of agreement shall be determined by the auditors of the borrower acting as experts and not as arbitrators and their decision shall be final and binding on the shareholder and/or convey valid title in the shares to any purchaser thereof.

16.6 If the lender becomes entitled for any reason to exercise its right set out above, the shareholder hereby irrevocably and in rem suam nominates, constitutes and appoints the lender as the shareholders attorney and agent in the shareholders name, place and stead to sign and execute all such documents and to do all such things as in its sole and absolute discretion may consider necessary to give effect to this pledge.

17.   GENERAL CONDITIONS

17.1 No alteration, variation or consensual cancellation of this agreement shall be of any effect unless it is recorded in writing and signed by all the parties to this agreement of their respective successors in title.

17.2 No relaxation which the lender may allow the borrower at any time in regard to the carrying out of this agreement, shall -

17.2.1 prejudice any of the lender's rights under this agreement in any manner whatever;

17.2.2            be regarded as a waiver of any of those rights.

17.3 The clause headings are inserted for convenience only and shall in no way affect the construction hereof.

18.   DOMICILIUM

18.1 For the purpose of this agreement the borrower choose the following domiciliums:

18.1.1            the borrower:

18.1.2            the shareholder:

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18.1.3            the associated company:

18.1.4            the sureties

18.2 All notices which are to be given by the lender in terms of this agreement shall be presumed, until the contrary is proved to have been received:

18.2.1 if delivered by hand on the date of delivery to the address above;

18.2.2 if transmitted by facsimile on the first business day after the transmission.

18.3 The parties may by notice in writing from time to time alter their addresses and facsimile details.

19.   GOVERNING LAW

      This Agreement shall be governed by, construed and enforced in accordance with the laws of the Republic of South Africa.

20.   COSTS The borrower shall pay -

20.1        the costs of and incidental to the preparation of this agreement;

20.2 the costs of and incidental to the registration of the notarial bond;

20.3 the amount of all charges and expenses of whatever nature, including, but without derogating from the generality of the aforegoing, attorney and client legal costs and collection commission incurred by the lender in securing or endeavouring to secure fulfilment, of any obligations in terms of this agreement.

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For and on behalf of Hollandsche Trust IT 8953/98 Switzerland.

Trustee
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As Witness:                                                 Date:


For and behalf of Glencairn Mine PTY Ltd,Centurion Gold Holdings Inc,Centurion Gold Holdings PTY Ltd.

Director
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As Witness:                                                 Date: